UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of the Securities and Exchange Act Of 1934

June 6, 2006
Date of Report (Date of earliest event reported)

WATSON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-20045	95-3872914
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

311 Bonnie Circle
Corona, California		92880
(Address of principal executive offices)		(Zip Code)

(951) 493-5300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                           Changes in Registrant’s Certifying Accountant.

On June 6, 2006, the Watson Pharmaceuticals, Inc. Employees’ 401(k) Profit-Sharing Plan and the Watson Laboratories Caribe, Inc. 1165(e) Plan (collectively, the “Plans”) each dismissed PricewaterhouseCoopers LLP (“PwC”) and appointed Moss Adams LLP (“Moss”) as their independent auditor. This change in independent auditors was approved by the Audit Committee of the Board of Directors of Watson Pharmaceuticals, Inc.

The reports of PwC on the financial statements of the Plans as of and for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2004 and 2003 and through June 6, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on the financial statements of the Plans for such years. During the fiscal years ended December 31, 2004 and 2003 and through June 6, 2006, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Plans have requested that PwC furnish the Plans with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements. A copy of such letter, dated June 6, 2006, is filed as Exhibit 16 to this Form 8-K.

During the fiscal years ended December 31, 2004 and 2003 and through June 6, 2006, nobody acting on behalf of the Plans consulted Moss regarding (i) either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on such Plan’s financial statements (consequently, no written report to the either Plan or oral advice was provided that Moss concluded was an important factor considered by a Plan in reaching a decision as to an accounting, auditing or financial reporting issue), or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01. Financial Statements and Exhibits.

The exhibit listed below is filed herewith.

(d) Exhibits.

16.1         Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:June 6, 2006.	WATSON PHARMACEUTICALS, INC.

	By:	/s/ David A. Buchen
David A. Buchen
Senior Vice President, General Counsel and Secretary